UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 11, 2017

ICHOR HOLDINGS, LTD.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-37961	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3185 Laurelview Ct.

Fremont, California 94538

(Address of principal executive offices, including Zip Code)

(510) 897-5200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b‑2 of the Securities Exchange Act of 1934 (§ 240.12b‑2 of this chapter).

Emerging Growth Company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☒

EXPLANATORY NOTE

On December 11, 2017, Ichor Holdings, Ltd. (the “Company”) filed a Current Report on Form 8‑K (the “December 8‑K”) with the Securities and Exchange Commission (the “SEC”) to report the purchase by Ichor Holdings, LLC (“Ichor”), a wholly owned subsidiary of the Company, of Talon Innovations Corporation (“Talon”) from Talon Innovations Holdings LLC (“Talon Holdings”).

The Company stated in the December 8‑K that it intended to file the financial statements and pro forma financial information required by parts (a) and (b) of Item 9.01 of Form 8‑K not later than 71 calendar days after the date the December 8‑K was required to be filed with the SEC. The Company hereby amends the December 8‑K in order to include the required financial statements and pro forma financial information.

Item 9.01   Financial Statements and Exhibits

(a) Financial statements of business acquired

The audited consolidated financial statements of Talon Holdings as of and for the years ended December 31, 2016 and December 31, 2015 and the unaudited consolidated financial statements of Talon Holdings as of and for the nine months ended September 30, 2017 and September 30, 2016, and in each case the notes thereto, are filed as Exhibit 99.1 hereto and are incorporated herein by reference.

(b) Pro forma financial information

The unaudited pro forma condensed combined financial information of the Company as of and for the nine months ended September 30, 2017 and for the year ended December 30, 2016, and in each case the notes thereto, are filed as Exhibit 99.2 hereto and are incorporated herein by reference. The unaudited pro forma condensed combined financial information gives effect in the applicable periods to the acquisition of Talon and the acquisition of Cal‑Weld, Inc., which was completed on July 27, 2017.

(d) Exhibits

The following exhibits are filed with this report:

Exhibit Number	Description

23.1	Consent of RSM US LLP.
99.1

The audited consolidated financial statements of Talon Holdings as of and for the years ended December 31, 2016 and December 31, 2015 and the unaudited consolidated financial statements of Talon Holdings as of and for the nine months ended September 30, 2017 and September 30, 2016, and in each case the notes thereto.

99.2

The unaudited pro forma condensed consolidated financial statements of Ichor Holdings, Inc. as of and for the nine months ended September 30, 2017 and for the year ended December 30, 2016, and in each case the notes thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ICHOR HOLDINGS, LTD.

Date: February 23, 2018	/s/ Jeffrey Andreson
Name: Jeffrey Andreson
Title: Chief Financial Officer